UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 3, 2015

TIPTREE FINANCIAL INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-33549	38-3754322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Third Avenue, 21st Floor New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 446-1400
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Fortress Credit Amendment

On August 3, 2015, Tiptree Operating Company, LLC (“Operating Company”), the subsidiary through which Tiptree Financial Inc. (“Tiptree”) conducts its operations, entered into a Second Amendment (the “Credit Amendment”) to its Credit Agreement dated as of September 18, 2013 by and among Operating Company, as borrower, the lenders party thereto from time to time and Fortress Credit Corp., as administrative agent, collateral agent and lead arranger (as so amended, the “Credit Agreement”).

The Credit Amendment provides that any mandatory prepayment in connection with the sale of PFG Holdings Acquisition Corp. and Philadelphia Financial Group, Inc. shall be used to prepay all outstanding term loans and reduce the remaining scheduled installments pro rata (rather than to reduce the incremental term loans only).

The foregoing description of the Credit Amendment is not complete and is qualified in its entirety by reference to the complete text of the Credit Amendment, a copy of which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Reliance Securities Purchase Amendment

On August 4, 2015, Tiptree, Operating Company and Reliance Holdings, LLC, a wholly-owned subsidiary of Operating Company (together with Operating Company and Tiptree, the “Buyer Group”) entered into a Second Amendment (the “Second Amendment”) to the Securities Purchase Agreement, dated as of November 24, 2015 (as so amended, the “Purchase Agreement”) by and among the Buyer Group, Reliance First Capital, LLC (“Reliance”) and each equityholder of Reliance (the “Reliance Sellers”).

The Second Amendment amends the definition of “Excluded Items” to exclude certain third party costs and other related non-recurring expenses. Excluded Items, as the term is used in the Purchase Agreement, are added back into the calculation of Annual EBITDA (as defined in the Purchase Agreement), which is used to determine if additional consideration is payable to the Reliance Sellers under the Purchase Agreement.

The foregoing description of the Second Amendment is not complete and is qualified in its entirety by reference to the complete text of the Second Amendment, a copy of which is filed as Exhibit 10.2 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) List of Exhibits:

10.1
Second Amendment to the Credit Agreement, by and among Tiptree Operating Company, LLC, Fortress Credit Corp. as Administrative Agent, Collateral Agent and Lead Arranger, and the lenders party thereto, dated as of August 3, 2015.

10.2
Second Amendment to the Securities Purchase Agreement by and among Reliance Holdings, LLC, Tiptree Operating Company, LLC, Tiptree Financial Inc., Reliance First Capital, LLC and each equityholder of Reliance First Capital, LLC, dated as of August 4, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIPTREE FINANCIAL INC.

Date: August 7, 2015	By:	/s/ Geoffrey Kauffman
Name: Geoffrey Kauffman
Title: Co-Chief Executive Officer